Exhibit 10.1

AMENDMENT TO
CONVERTIBLE PROMISSORY NOTE

THIS AMENDMENT TO CONVERTIBLE PROMISSORY NOTE, dated as of July 3, 2024 (the "Amendment"), is entered into by VSee Health, Inc. (f/k/a Digital Health Acquisition Corp.), a Delaware corporation (“Borrower”) in favor of Quantum Assets SPV LLC, a Florida limited liability company (“Lender”). Borrower and Lender are referred to herein collectively as the “Parties,” and individually as a “Party.”

WHEREAS, Borrower has entered into that certain Convertible Promissory Note dated as of June 25, 2024 (the “Note”) in favor of Lender;

WHEREAS, Borrower has requested certain amendments to the Note;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.            Amendment to Note.

(a)            Paragraph 1(a) of the Note is hereby amended to change the Maturity Date from June 25, 2025 to “June 30, 2026.”

(b)            Paragraph 1(b) of the Note is hereby deleted and replaced its entirety with the following:

“Interest Rate and Payment of Interest. Interest shall accrue on the outstanding Principal balance hereof at an annual rate equal to 12% (“Interest Rate”), which Interest Rate shall increase to an annual rate of 18% upon an Event of Default for so long as it remains uncured. Interest shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law. Eighteen months of Interest shall be guaranteed regardless of early pay or redemption.”

2.            Representations and Warranties. Borrower hereby represents and warrants to Lender: (i) that prior to giving effect to this Amendment, Borrower has been in full compliance with the Note and has committed no Default or Event of Default under the Note; and (ii) that after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing under the Note and Borrower shall be in compliance with the terms and conditions set forth in the Note.

3.            Date of Effectiveness; Limited Effect. This Amendment will become effective as of the date first above written. Except as expressly provided in this Amendment, all of the terms and provisions of the Note are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments and waivers contained herein will not be construed as an amendment to or waiver of any other provision of the Note or as a waiver of or consent to any further or future action on the part of any of the Parties that would require the waiver or consent of any other Party. On and after the date hereof, each reference in the Note to "this Note," "the Note," "hereunder," "hereof," "herein," or words of like import, and each reference to the Note in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Note, will mean and be a reference to the Note as amended by this Amendment.

4.            Miscellaneous.

(a)            This Amendment is governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflict of laws provisions of such State.

(b)            This Amendment shall inure to the benefit of and be binding upon Borrower and their respective successors and assigns.

(c)            The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d)            This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or execution of this agreement by DocuSign shall be effective as delivery of an original executed counterpart of this Amendment.

(e)            This Amendment constitutes the sole and entire agreement among the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

VSEE HEALTH, INC. (F/K/A DIGITAL HEALTH ACQUISITION CORP.)

By:	/s/ Imoigele Aisiku
Name:	Imoigele Aisiku
Title:	Co-Chief Executive Officer

Agreed and acknowledged:

LENDER:

QUANTUM ASSETS SPV LLC

By:	/s/ Ariella Basdeo
Name:	Ariella Basdeo
Title:	Managing Member

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